Exhibit 10.1


                                VCA ANTECH, INC.
                       EXECUTIVE OFFICER CASH BONUS AWARDS

Set forth below are the cash bonus awards for fiscal 2005 for each of our executive officers.

        Name                                      Title                                         Bonus

  Robert L. Antin (1)                    Chairman, President &                                $700,000
                                         Chief Executive Officer

  Arthur J. Antin (1)                    Chief Operating Officer &                            $445,500
                                         Senior Vice President

  Tomas W. Fuller (1)                    Chief Financial Officer,                             $238,000
                                         Vice President & Secretary

  Neil Tauber                            Senior Vice President                                $238,000

  Dawn Olsen                             Principal Accounting Officer,                         $53,750
                                         Vice President & Controller

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(1)  Please refer to the employment agreements of these executive officers, each of which has been filed with the Securities and Exchange Commission, for the other terms and conditions of their employment.